UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 3, 2013

MetaStat, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52735 (Commission File Number)	20-8753132 (IRS Employer Identification No.)

8 Hillside Avenue, Suite 207
Montclair, New Jersey 07042
(Address of principal executive offices and zip code)

(973) 744-7618
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Employment Agreements

On September 3, 2013, MetaStat, Inc. (the “Company”) entered into an employment agreement with Elizabeth Buck, Ph.D. to serve as the Company’s Chief Scientific Officer for Therapeutics until terminated in accordance with the terms of the agreement.  The employment agreement with Dr. Buck provides for an annual base salary of $175,000 and the issuance of 160,000 stock options, which options vest upon achieving certain milestones set forth in the agreement.  The employment agreement is terminable by either party at any time. In the event of termination by us without cause or by Dr. Buck for good reason not in connection with a change of control, as those terms are defined in the agreement, she is entitled to six months’ severance. In the event of termination by us without cause or by Dr. Buck for good reason in connection with a change of control, as those terms are defined in the agreement, she is entitled to twelve months’ severance. The employment agreement with Dr. Buck is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

The Company also entered into an employment agreement with Matthew O’Connor to serve as the Company’s Principal Scientist of Therapeutics, effective as of September 15, 2013, until terminated in accordance with the terms of the agreement.  The employment agreement with Mr. O’Connor provides for an annual base salary of $110,000 and the issuance of 30,000 stock options, which options vest upon achieving certain milestones set forth in the agreement.  The employment agreement is terminable by either party at any time. In the event of termination by us without cause or by Mr. O’Connor for good reason not in connection with a change of control, as those terms are defined in the agreement, he is entitled to three months’ severance. In the event of termination by us without cause or by Mr. O’Connor for good reason in connection with a  change of control, as those terms are defined in the agreement, he is entitled to six months’ severance. The employment agreement with Mr. O’Connor is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Lease Agreement

Effective as of September 1, 2013, the Company entered into an agreement of lease with Long Island High Technology Incubator, Inc. in connection with the Company’s new drug discovery research facility located in Stony Brook, New York. The term of the lease is for one year, from September 1, 2013 through August 31, 2014 and the rent payable thereunder is $28,000 per year, payable in monthly installments of $2,333.33. The lease agreement is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

On September 10, 2013, the Company issued a press release concerning the above matters, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Employment Agreement between the Company and Elizabeth Buck dated September 3, 2013.

10.2	Employment Agreement between the Company and Matthew O’Connor effective as of September 15, 2013.

10.3	Agreement of Lease between the Company and Long Island High Technology Incubator, Inc. dated September 1, 2013.

99.1	Press Release dated September 10, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
METASTAT, INC. By: /s/ Oscar L. Bronsther ___________ Name Oscar L. Bronsther Title: Chief Executive Officer

Dated: September 10, 2013